UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2021

EVEREST REINSURANCE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14527	23-3263609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Everest Way,

Warren, New Jersey 07059

(Address of Principal Executive Offices, including Zip Code)

Telephone: (908) 604-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement. On October 4, 2021, Everest Reinsurance Holdings, Inc. (“Everest Holdings” or the “Company”) completed the public offering and issuance of $1.0 billion aggregate principal amount of its 3.125% Senior Notes due 2052 (the “Notes”). The Notes are governed by an indenture, dated March 14, 2000 (the “Base Indenture”), between the Company and The Chase Manhattan Bank, as trustee, as supplemented by a Sixth Supplemental Indenture, dated October 4, 2021 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon (as successor in interest to The Chase Manhattan Bank), as trustee. Pursuant to the Indenture, interest on the Notes will accrue at a rate of 3.125% per annum on the principal amount of the Notes from October 4, 2021, payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2022. The Notes will mature on October 15, 2052, unless redeemed prior thereto.

Prior to April 15, 2052 (six months prior to the maturity date of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed that would be due if the Notes to be redeemed matured on the Par Call Date (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in Indenture) plus 20 basis points, plus any accrued and unpaid interest on the Notes to the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to the redemption date.

The Notes will be the Company’s general unsecured and unsubordinated obligations and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated obligations. Neither Everest Re Group, Ltd., the Company’s ultimate parent, nor any of the Company’s subsidiaries or other affiliates, is issuing or guaranteeing the Notes, and no entity other than the Company will have any liability for any of the Notes.

The Indenture includes covenants which, among other things, limit the ability of the Company and its subsidiaries to (i) incur debt secured by a pledge on the capital stock of any restricted subsidiary (as defined in the Indenture), (ii) sell or otherwise dispose of any shares of capital stock of a restricted subsidiary and (iii) merger, consolidate or transfers all or substantially all of the assets of the Company.

The Indenture includes customary events of default, including, among other things, payment default, covenant default, certain defaults under other indebtedness of the Company and bankruptcy, insolvency or reorganization affecting the Company.

This description of the Indenture is a summary and is qualified in its entirety by reference to the Base Indenture and the Sixth Supplemental Indenture (including the form of Global Note attached as Exhibit A to the Sixth Supplemental Indenture), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On October 4, 2021, the Company completed the public offering and issuance of $1.0 billion of Notes. The Notes were sold pursuant to (i) an Underwriting Agreement, dated September 29, 2021 (the “Underwriting Agreement”), between the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC each acting on behalf of itself and as representatives (the “Representatives”) of the several underwriters named therein, and (ii) a Pricing Agreement, dated as of September 29, 2021 (the “Pricing Agreement”), between the Company and the Representatives. The Company received net proceeds from the offering of the Notes of $969,990,000, after deducting the underwriting discount.

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-259589-02) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on September 16, 2021 (the “Registration Statement”), a base prospectus dated September 16, 2021, included as part of the Registration Statement, and a prospectus supplement, dated September 29, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the Underwriting Agreement is a summary and is qualified in its entirety by reference to the terms of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (Exhibit No. 1.1 to this Current Report on Form 8-K), (ii) the Pricing Agreement (Exhibit No. 1.2 to this Current Report on Form 8-K), (iii) the Sixth Supplemental Indenture (Exhibit No. 4.1 to this Current Report) and (iv) the form of global note evidencing the Notes (Exhibit No. 4.2 to this Current Report) and (v) the opinion of Mayer Brown LLP, as counsel to the Company, regarding the validity of the Notes and their related consent (Exhibit Nos. 5.1 and 23.1, respectively, to this Current Report on Form 8-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of September 29, 2021 among Everest Reinsurance Holdings, Inc. and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Pricing Agreement, dated as of September 29, 2021, among Everest Reinsurance Holdings, Inc. and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated as of October 4, 2021 by and between Everest Reinsurance Holdings, Inc. and The Bank of New York Mellon (as successor in interest to the Chase Manhattan Bank).

4.2	Global Note evidencing the 3.125% Senior Notes due 2052 (included in Exhibit 4.1 and incorporated by reference herein).

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 and incorporated by reference herein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2021

EVEREST REINSURANCE HOLDINGS, INC.

By:	/s/ ROBERT FREILING
Name: Robert Freiling
Title: Senior Vice President and Chief Accounting Officer